MESSAGE FROM THE PRESIDENT

Dear Shareholder:

The total returns for the M.S.B. Fund, Inc. for the three, six and twelve months ended June 30, 2000 were 1.50%,
-3.51% and -2.85%, respectively. The three, five and ten-year average annual returns for the year ending June 30, 2000 were 14.48%, 18.41%, and 13.71%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $561,237 by June 30, 2000.

The primary purpose of a capitalistic society is to create wealth and capital so that each generation can enjoy a higher standard of living than the previous generation. The ongoing progress, prosperity, and wealth creation our economy has produced over the last twenty years is the best ever. Inflation has been muffled. Technology-enhanced productivity is on the rise. The American entrepreneurial spirit remains at a high pitch and jobs are plentiful. It does not appear that the Great American Economic Engine will stall any time soon.

The equity market has also delivered long-term improvement. The Dow Jones Industrial Average, although off 8.48% for the first-half of this year, has not seen a down calendar year since 1990. Along with such extended results have come negative side effects. Although many Americans have become knowledgeable investors over the years, the investing public on balance has become more risk oriented and perhaps overly confident.

Portfolio turnover and market volatility have also dramatically increased. The willingness to buy "story" stocks without much in-depth security analysis has resulted in an inordinate amount of equity dollars being concentrated in three market sectors--technology, biotechnology and telecommunications. In some instances irrational exuberance toward certain stocks in these sectors has skewed the relationship between the "intrinsic" or business value of a company and its share price so that the market frequently doesn't recognize a good company as a good stock.

The skewness of the stock market is such that the performance of various market indices no longer reflects what is actually occurring in the broader stock market. In 1999, for example, the New York Stock Exchange Composite Index, the Standard and Poor's 500 Stock Index and the Nasdaq Composite Index were all up for the year, but the majority of stocks in each index was down. The Nasdaq, home to many "story" stocks, many smaller companies and most initial public offerings, is where market volatility is most pronounced. In 1989, the average holding period for a Nasdaq issue was two years. In 1999, it was five months. Moreover, the average holding period for the 100 Nasdaq companies with the largest market capitalizations, e.g., Amazon.com Inc., Sun Microsystems, Inc. and Intel Corp., was just thirty days.

Ironically, the heavy equity market gyrations are overshadowing the rapidly improving global economic outlook. The "Asian Contagion" began in 1997, and since then the United States economy has been keeping the world economy afloat by absorbing the majority of both the industrialized and emerging world's exports. The Asian Contagion has passed and many emerging nations including Thailand, Malaysia and South Korea are enjoying rising GDP. Europe is on a growth track, and its economic growth in 2001 could actually exceed ours. Japan, which accounts for over 60% of Asia's GDP, is coming out of a decade long deflation. Russia must join forces with the West to improve economic output or suffer political unrest. China, with a population of 1.3 billion, must also dramatically increase economic interaction with the industrialized world if living standards are to rise.

History shows the key factors for creating shareholder value include solid portfolio selections, the power of compounding, investor patience and the American Capitalistic System. The M.S.B. Fund and its investment philosophy of selecting securities whose "intrinsic value" is greater than the company's share price and who are believed to have the potential for rising profits and cash-flow over time, is well positioned to capitalize on the improving global economic outlook.

Sincerely,

Joseph R. Ficalora
Joseph R. Ficalora
President

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on June 30, 2000 was $20.35 versus $21.09 on December 31, 1999. The Fund's total return for the six-month period ending June 30, 2000 was -3.51%. The six-month total return as of June 30, 2000 for the Lipper Large Capitalization Value Funds Average(1) was -1.65%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 8 1/2-year period beginning December 31, 1991 and ending June 30, 2000, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided a cumulative total return of 243.67%. This compares favorably to the 8 1/2-year cumulative total return of 204.59% for the Lipper Growth & Income Funds Average (1992-1998)/Lipper Large Capitalization Value Funds Average (1999-2000).(2) The Fund's average annual total return for the 8
 1/2-year period ending June 30, 2000 was 15.63% versus 14.00% for the Lipper Growth & Income/Large Capitalization Value Funds Averages.

Our portfolio companies continue to deliver consistent earnings growth averaging approximately 12%-14% annually. However, the performance of the Fund has not reflected this growth over the past 18 months. Investors have shunned the type of companies we own in favor of fast growing technology companies. The M.S.B. Fund's lack of significant representation in the technology sector is primarily driven by two factors. First, while growth rates appear high, we question their sustainability. Second, the price you pay for that growth seems excessive, especially given the uncertainty of the business fundamentals.

Our preference is to invest in companies that demonstrate the ability to produce sustainable earnings and cash flow growth over the long-term, accumulating shares at reasonable prices. Over time, the stock market generally values underlying business fundamentals appropriately. However, during certain time periods, investor sentiment may cause these values to deviate from equilibrium. We believe that this is the case in today's market. While times such as these may adversely affect the Fund's relative performance in the short-term, we are able to purchase shares at favorable prices.

Over the past six months we did not introduce any new companies to the Fund, although we did increase our position in a number of our existing portfolio holdings at prices that we believe were very attractive. In addition, we eliminated three companies from the Fund during the period, namely Campbell Soup, due to fundamental concerns, as well as Walt Disney and Walgreen due to valuation.

Footnote 1: Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the M.S.B. Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 2: In the interest of continuity, we have added the 1999-June 2000 cumulative return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in 1998's annual report.

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Value Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                              AVERAGE ANNUAL
                                                                         TOTAL RETURN (unaudited)
                                                                ------------------------------------------
                                                                6 Months     Year      5 Years    10 Years
                                                                 Ended       Ended      Ended      Ended
                                                                6/30/00     6/30/00    6/30/00    6/30/00
                                                                --------    -------    -------    --------
M.S.B. Fund, Inc............................................    (3.51)%     (2.85)%    18.41%      13.71%
Lipper Large Capitalization Value Funds Average.............    (1.65)%     (0.93)%    18.01%      14.75%
Standard & Poor's 500 Composite Stock Price Index...........    (0.43)%      7.24 %    23.80%      17.79%
Dow Jones Industrial Average................................    (8.44)%     (3.27)%    20.32%      16.59%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Value Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses. Average annual total returns are stated for periods greater than one year.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (97.9%)

                                                  MARKET
  SHARES                                           VALUE
  ------                                          ------
             ADVERTISING (3.5%)
    50,000   Interpublic Group of Cos.,
               Inc............................  $ 2,150,000
             BANKS (5.2%)
     7,000   M & T Bank Corp..................    3,150,000
             BEVERAGES-NON-ALCOHOLIC (3.8%)
    40,000   Coca-Cola Co.....................    2,297,500
             COMMERCIAL SERVICES (3.6%)
    60,000   Cintas Corp......................    2,201,250
             COMPUTER SOFTWARE & SERVICES
               (8.1%)
    47,000   Automatic Data Processing,
               Inc............................    2,517,437
    30,000   Microsoft Corp.*.................    2,400,000
                                                -----------
                                                  4,917,437
             DISTRIBUTOR-CONSUMER PRODUCTS
               (4.2%)
    60,000   Sysco Corp.......................    2,527,500
             ELECTRICAL EQUIPMENT (5.0%)
    50,000   Emerson Electric Co..............    3,018,750
             ELECTRONICS & SEMICONDUCTORS
               (4.4%)
    20,000   Intel Corp.......................    2,673,750
             FINANCIAL SERVICES (12.0%)
    48,000   American Express Co..............    2,501,999
    45,000   Fannie Mae.......................    2,348,438
    60,000   Freddie Mac......................    2,430,000
                                                -----------
                                                  7,280,437
             FOOD PROCESSING (3.3%)
    25,000   Wm. Wrigley Jr., Co..............    2,004,688

COMMON STOCKS, CONTINUED

                                                  MARKET
  SHARES                                           VALUE
  ------                                          ------
             HEALTH CARE-DIVERSIFIED (5.0%)
    30,000   Johnson & Johnson................    3,056,250
             HEALTH CARE-DRUGS (7.8%)
    55,000   Abbott Laboratories..............    2,450,937
    30,000   Merck & Co., Inc.................    2,298,750
                                                -----------
                                                  4,749,687
             HOUSEHOLD PRODUCTS (4.0%)
    55,000   Clorox Co........................    2,464,688
             INSURANCE (5.3%)
        60   Berkshire Hathaway, Inc.*........    3,228,000
             OFFICE EQUIPMENT & SUPPLIES
               (3.6%)
    55,000   Pitney Bowes, Inc................    2,200,000
             PERSONAL CARE (3.2%)
    55,000   Gillette Co......................    1,921,563
             PUBLISHING-NEWSPAPERS (3.4%)
    35,000   Gannett Co., Inc.................    2,093,438
             RESTAURANTS (2.7%)
    50,000   McDonald's Corp.*................    1,646,875
             RETAIL-FOOD CHAINS (2.7%)
    50,000   Albertson's, Inc.................    1,662,500
             RETAIL-GENERAL MERCHANDISE (3.8%)
    40,000   Wal-Mart Stores, Inc.............    2,305,000

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED

SHARES OR
PRINCIPAL                                         MARKET
  AMOUNT                                           VALUE
---------                                         ------
             RETAIL-SPECIALTY STORES (3.3%)
    65,000   Gap, Inc.........................    2,031,250
                                                -----------
             Total Common Stocks
               (Cost $40,239,918).............   59,580,563
                                                -----------
           COMMERCIAL PAPER (2.1%)
             FINANCIAL SERVICES (2.1%)
$1,268,000   Household Finance Corp.,
               6.88%, 7/3/00..................  $ 1,268,000
             Total Commercial Paper
               (Cost $1,268,000)..............    1,268,000
                                                -----------

                                                    MARKET
                                                     VALUE
                                                    ------
             Total Investments
               (Cost $41,507,918) (a)...  100.0%  $60,848,563
             Other assets in excess of
               liabilities..............    0.0%       13,227
                                          -----   -----------
             Total Net Assets...........  100.0%  $60,861,790
                                          =====   ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....    $21,290,302
Unrealized depreciation.....     (1,949,657)
                                -----------
Net unrealized
  appreciation..............    $19,340,645
                                ===========

 *  Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                JUNE 30, 2000
                                                                -------------
ASSETS
Investment in securities, at value (Cost $41,507,918).......     $60,848,563
Cash........................................................             164
Dividends and interest receivable...........................          28,817
Prepaid expenses............................................          33,321
                                                                 -----------
  Total assets..............................................      60,910,865
LIABILITIES
Accrued expenses payable....................................          49,075
                                                                 -----------
NET ASSETS, applicable to 2,990,810 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........     $60,861,790
                                                                 ===========
NET ASSETS:
Par value of capital shares.................................     $     2,991
Additional paid in capital..................................      37,565,097
Accumulated net investment loss.............................         (10,515)
Accumulated net realized gains from investment
  transactions..............................................       3,963,572
Net unrealized appreciation on investments..................      19,340,645
                                                                 -----------
NET ASSETS..................................................     $60,861,790
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($60,861,790/2,990,810 shares)..................     $     20.35
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................    $   347,859
  Interest..................................................         42,789
                                                                -----------
     Total investment income................................        390,648
EXPENSES:
  Investment advisory.......................................        228,196
  Administration............................................         40,200
  Directors'................................................         27,542
  Transfer agent............................................         40,034
  Legal.....................................................         17,576
  Printing..................................................         12,324
  Insurance.................................................         13,929
  Audit.....................................................         12,046
  Custodian.................................................          7,871
  Registration..............................................         10,288
  Miscellaneous.............................................          3,181
                                                                -----------
     Total expenses.........................................        413,187
     Fee waivers............................................        (12,024)
                                                                -----------
     Net expenses...........................................        401,163
                                                                -----------
     Net investment loss....................................        (10,515)
REALIZED AND UNREALIZED GAIN (LOSSES) ON INVESTMENTS:
Net realized gain...........................................      3,798,274
Net change in unrealized appreciation/depreciation..........     (6,273,470)
                                                                -----------
Net realized and unrealized loss............................     (2,475,196)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(2,485,711)
                                                                ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               SIX MONTHS         YEAR ENDED
                                                                  ENDED          DECEMBER 31,
                                                              JUNE 30, 2000          1999
                                                              -------------      ------------
                                                               (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................   $   (10,515)      $    17,385
  Net realized gain on investments..........................     3,798,274         5,015,586
  Net change in unrealized appreciation/depreciation on
     investments............................................    (6,273,470)       (1,268,740)
                                                               -----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................    (2,485,711)        3,764,231
Distributions to shareholders:
  From net investment income................................            --           (17,385)
  In excess of net investment income........................            --            (3,261)
  From net realized gains on investments....................            --        (4,847,027)
                                                               -----------       -----------
Total distributions to shareholders.........................            --        (4,867,673)
Net increase (decrease) from capital share transactions (See
  Note 3)...................................................    (4,307,386)        2,934,755
                                                               -----------       -----------
Total increase (decrease) in net assets.....................    (6,793,097)        1,831,313
NET ASSETS:
  Beginning of period.......................................    67,654,887        65,823,574
                                                               -----------       -----------
  End of period.............................................   $60,861,790       $67,654,887
                                                               ===========       ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                       SIX MONTHS
                                          ENDED                        YEAR ENDED DECEMBER 31,
                                        JUNE 30,           -----------------------------------------------
                                          2000              1999      1998      1997      1996      1995
                                       ----------           ----      ----      ----      ----      ----
                                       (UNAUDITED)
NET ASSET VALUE, beginning of
  period.............................    $ 21.09           $ 21.49   $ 17.73   $ 14.60   $ 13.63   $ 13.39
INCOME FROM OPERATIONS:
  Net investment income (loss).......         --(1)           0.01      0.01      0.07      0.11      0.08
  Net realized and unrealized gain
     (loss) on investments...........      (0.74)             1.20      5.55      4.10      2.76      3.17
                                         -------           -------   -------   -------   -------   -------
     Total from investment
       operations....................      (0.74)             1.21      5.56      4.17      2.87      3.25
                                         -------           -------   -------   -------   -------   -------
DISTRIBUTIONS:
  From net investment income.........         --             (0.01)    (0.01)    (0.07)    (0.14)    (0.08)
  From net realized gains on
     investments.....................         --             (1.60)    (1.79)    (0.97)    (1.76)    (2.93)
                                         -------           -------   -------   -------   -------   -------
     Total distributions.............         --             (1.61)    (1.80)    (1.04)    (1.90)    (3.01)
                                         -------           -------   -------   -------   -------   -------
NET ASSET VALUE, end of period.......    $ 20.35           $ 21.09   $ 21.49   $ 17.73   $ 14.60   $ 13.63
                                         =======           =======   =======   =======   =======   =======
Total return.........................      (3.51)%(3)        5.79%    31.45%    28.88%    21.16%    24.97%
Ratio of net expenses to average
  net assets.........................       1.32%(4)         1.24%     1.32%     1.41%     1.41%     1.69%
Ratio of net investment income (loss)
  to average net assets..............      (0.03)%(4)        0.03%     0.02%     0.43%     0.71%     0.57%
Ratio of expenses to average net
  assets (2).........................       1.36%(4)         1.26%     1.39%     1.55%     1.61%     1.86%
Portfolio turnover rate..............          9%              22%       32%       23%       45%       68%
NET ASSETS, end of period (000's)....    $60,862           $67,655   $65,824   $49,267   $37,358   $32,509

--------------------------------------------------------------------------------

(1) Net investment loss was less than $0.005 per share.

(2) During certain periods, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(3) Not annualized.

(4) Annualized.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000
(UNAUDITED)

expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months period ended June 30, 2000.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc. is a subsidiary of The BISYS Group, Inc. and serves as the Funds Administrator and Transfer Agent. As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). The Administrator waived approximately 24% of its administrative fee for the six months ended June 30, 2000. The waiver amounted to $9,774. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). The Transfer Agent waived approximately 6% of its fee for the six months ended June 30, 2000. The waiver amounted to $2,250.

NOTE 3--CAPITAL STOCK

At June 30, 2000, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively, were as follows (amounts in thousands):

                                                                   SHARES             AMOUNT
                                                                   (000)              ($000)
                                                                ------------    ------------------
                                                                2000    1999      2000       1999
                                                                ----    ----      ----       ----
Shares sold.................................................      80     266    $  1,560    $5,808
Shares issued in reinvestment of dividends..................      (1)    194         (12)    4,000
                                                                ----    ----    --------    ------
                                                                  79     460       1,548     9,808
                                                                ----    ----    --------    ------
Shares redeemed.............................................    (296)   (316)     (5,855)   (6,873)
                                                                ----    ----    --------    ------
Net increase................................................    (217)    144    ($ 4,307)   $2,935
                                                                ====    ====    ========    ======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 2000, were $5,167,427 and $9,528,700, respectively.

                                     M.S.B.
                                   FUND, INC.

                                    OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

William A. McKenna, Jr.
Second Vice President
Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Steven D. Pierce
Treasurer

Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.

                                     M.S.B.
                                   FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

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